Exhibit 10.08

                                ASB WALLKILL, LLC
                               Post Office Box 429
                              Middletown, NY 10940


                                         November     , 2003

William Pagano, President
RAL Purchasing Corp. 275
Wagaraw Road
Hawthorne, NJ 07506

                                   Re:  ASB Walkill, LLC, as Landlord
                                        RAL Purchasing Corp., as Tenant
                                        Premises located at 24 Dunning Road,
                                        Middletown, Orange County, New York
                                        ("The RAL Middletown Store")
                                        Lease dated May 1, 1998
                                        (the "Lease Agreement")
                                        First Lease Modification dated
                                        December 30, 2003 (the "First Lease
                                        Modification")

Dear Mr. Pagano:

With regard to the above lease which was assigned to RAL Purchasing Corp. ("Tenant" or "Buyer") by The RAL Supply Group, Inc., n/k/a RSG, Inc. ("Seller") it is hereby understood and agreed that the Lease Agreement and First Lease Modification are hereby modified and amended as follows (capitalized terms not defined herein or in the Lease Agreement and First Lease Modification are defined in or refer to the Asset Purchase Agreement (the "Agreement") dated September 5, 2003 among Buyer, Seller and certain other parties):

1.   Leased Premises
     ---------------
     Commencing as of December 1, 2003, the Leased Premises more particularly described on Schedule "A" annexed to the Lease Agreement is hereby amended to provide that the office suite with a private entrance facing Dunning Road is specifically included (rather than excluded) as part of the Leased Premises together with the furniture and furnishings located therein (but, however, specifically excluding equipment, e.g., computers, printers, etc.)

2.   Covenant to Pay Rent
     --------------------
     Commencing December 1, 2003, Section 1.5 of the Lease Agreement is hereby amended to provide that the Annual Fixed Rent is increased by the sum of $22,500.00 per year ($1,875.00 per month) throughout the term of the Lease Agreement and any extensions or renewals thereof.

Except as otherwise provided herein, all of the terms and conditions of the Lease Agreement and First Lease Modification shall remain in full force and effect.

If this comports with your understanding, kindly sign below.


Sincerely,                                Agreed and Accepted:

ASB Wallkill, LLC                         RAL Purchasing Corp.


By: /s/ David E. Berman                By: /s/ William Pagano
    --------------------------             -------------------------
    David E. Berman, President             William Pagano, President